UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 10/31

Date of reporting period: 4/30/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Frontier Fund, Inc.

Mid-Year Report
April 30, 2007

Seeking Growth in
Capital Value Through
Investments in
Small-Company Stocks

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Performance Overview	2
Portfolio Overview	4
Understanding and Comparing Your Fund’s Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	23
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	28
Board of Directors and Executive Officers	32
Additional Fund Information	33

We are pleased to present your mid-year shareholder report for Seligman Frontier Fund. The report contains the Fund’s investment results, portfolio of investments on April 30, 2007, and financial statements.

For the six months ended April 30, 2007, Seligman Frontier Fund delivered a total return of 11.0%, based on the net asset value of Class A shares (excluding sales charges). This compared favorably to the Fund’s benchmark, the Russell 2000 Growth Index, which returned 7.4%, and the Fund’s peers, as represented by the Lipper Small-Cap Growth Funds Average, which returned 9.1% for the same period.

Thank you for your continued support of Seligman Frontier Fund. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

June 15, 2007

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759	(800) 221-2450 Shareholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Frontier Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after the date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares do not have sales charges, and returns are calculated accordingly.

The stocks of smaller companies may be subject to above-average price fluctuations. An investment in the Fund is subject to certain risks, including the possible loss of principal. It is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

________________

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns

For Periods Ended April 30, 2007

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	5.72%	5.65%	5.79%	3.97%		n/a	n/a	n/a
Without Sales Charge	10.97	10.89	6.82	4.47		n/a	n/a	n/a
Class B
With CDSC†	5.65	5.22	5.69	n/a		n/a	n/a	n/a
Without CDSC	10.47	10.03	6.01	3.84	‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	8.46	8.03	5.81	n/a		3.36%	n/a	n/a
Without Sales Charge and CDSC	10.56	10.12	6.03	n/a		3.49	n/a	n/a
Class D
With 1% CDSC	9.60	9.16	n/a	n/a		n/a	n/a	n/a
Without CDSC	10.56	10.12	6.03	3.67		n/a	n/a	n/a
Class I	11.33	11.64	7.55	n/a		n/a	7.86%	n/a
Class R
With 1% CDSC	9.82	9.82	n/a	n/a		n/a	n/a	n/a
Without CDSC	10.81	10.81	n/a	n/a		n/a	n/a	15.71%
Benchmarks**
Lipper Small-Cap Growth Funds Average	9.12	3.44	8.44	10.34		7.98	8.03	17.87
Russell 2000 Growth Index	7.42	4.53	8.92	6.70		4.39	8.58	18.96

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
4/30/07	$14.11	$11.98	$11.99	$11.99	$14.68	$13.99
10/31/06	14.29	12.42	12.42	12.42	14.76	14.20
4/30/06	14.30	12.47	12.47	12.47	14.72	14.20

*	Returns for periods of less than one year are not annualized.

**	The Lipper Small-Cap Growth Funds Average (Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($4.0 billion as of April 30, 2007). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Growth Index (Russell Index) consists of small-company growth stocks, as determined by the Frank Russell Company. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year and 2% for the five-year period.

††	The CDSC is 1% if you sell your shares within 18 months.

‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after investment date.

Portfolio Overview

Diversification of Net Assets

April 30, 2007

				Percent of Net Assets
	Issues	Cost	Value	April 30, 2007	October 31, 2006†
Common Stocks:
Aerospace and Defense	2	$1,154,358	$1,654,584	2.1	2.5
Air Freight and Logistics	1	668,772	1,014,585	1.3	1.4
Biotechnology	5	3,380,316	3,484,918	4.3	4.5
Capital Markets	7	4,789,934	5,706,427	7.1	4.4
Chemicals	2	1,792,316	2,057,663	2.6	1.5
Commercial Banks	1	357,542	355,498	0.4	0.9
Commercial Services and Supplies	8	5,687,273	8,492,766	10.6	8.6
Communications Equipment	3	2,572,177	2,481,152	3.1	3.0
Computers and Peripherals	2	1,076,646	1,138,112	1.4	1.1
Construction and Engineering	1	240,212	688,306	0.9	1.4
Diversified Financial Services	1	689,448	683,760	0.9	1.5
Diversified Telecommunication Services	1	985,394	961,450	1.2	—
Electrical Equipment	—	—	—	—	1.7
Electronic Equipment and Instruments	3	2,646,473	2,804,729	3.5	1.4
Energy Equipment and Services	2	461,032	906,158	1.1	4.0
Health Care Equipment and Supplies	5	3,128,432	3,471,294	4.3	4.9
Health Care Providers and Services	4	2,828,876	3,564,073	4.4	4.0
Hotels, Restaurants and Leisure	6	4,237,622	5,422,015	6.7	6.4
Insurance	2	1,105,701	1,231,310	1.5	1.3
Internet Software and Services	4	3,892,463	4,553,275	5.7	2.2
IT Services	1	332,797	374,938	0.5	1.3
Life Sciences Tools and Services	2	1,360,142	1,580,169	1.9	3.5
Machinery	4	2,587,295	3,329,368	4.1	3.5
Marine	2	1,351,462	2,035,633	2.5	2.7
Media	—	—	—	—	1.0
Metals and Mining	1	448,977	791,868	1.0	1.3
Oil, Gas and Consumable Fuels	3	2,177,931	2,652,156	3.3	3.1
Pharmaceuticals	4	1,847,093	1,953,377	2.4	2.3
Real Estate Investment Trusts	1	454,170	405,335	0.5	0.7
Semiconductors and Semiconductor Equipment	7	5,270,845	6,713,597	8.3	7.6
Software	7	4,197,498	6,073,097	7.5	9.1
Specialty Retail	2	1,733,010	1,834,310	2.3	3.0
Textiles, Apparel and Luxury Goods	1	592,306	886,578	1.1	2.1
Trading Companies and Distributors	—	—	—	—	0.6
	95	64,048,513	79,302,501	98.5	98.5
Short-Term Holding and Other Assets Less Liabilities	1	1,200,614	1,200,614	1.5	1.5
Net Assets	96	$65,249,127	$80,503,115	100.0	100.0

†	Reclassified to conform to current period’s presentation.

Portfolio Overview

Largest Industries

April 30, 2007

Largest Portfolio Holdings†

April 30, 2007

Security	Value	Percent of Net Assets
Microsemi	$1,747,624	2.2
Nuance Communications	1,542,541	1.9
Pediatrix Medical Group	1,460,366	1.8
Huron Consulting Group	1,446,600	1.8
SAVVIS	1,387,233	1.7
Cubist Pharmaceuticals	1,374,580	1.7
The GEO Group	1,305,600	1.6
Kennametal	1,257,732	1.6
Resources Connection	1,234,858	1.5
PerkinElmer	1,231,780	1.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes

During Past Six Months

Largest Purchases
PeopleSupport*
Transaction Systems Architects*
Investment Technology Group*
SAVVIS*
Daktronics*
Lazard*
Digital River*
Force Protection*
Time Warner Telecom*
F5 Networks*

Largest Sales
ValueClick**
Beckman Coulter**
Essex**
Open Solutions**
Witness Systems
The Children’s Place Retail Stores**
Hornbeck Offshore Services**
Emergency Medical Services (Class A)**
Kos Pharmaceuticals**
Nuance Communications

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.

** Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of November 1, 2006 and held for the entire six-month period ended April 30, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 11/1/06	Annualized Expense Ratio*	Ending Account Value 4/30/07	Expenses Paid During Period** 11/1/06 to 4/30/07	Ending Account Value 4/30/07	Expenses Paid During Period** 11/1/06 to 4/30/07
Class A	$1,000.00	1.94%	$1,109.70	$10.15	$1,015.17	$9.69
Class B	1,000.00	2.70	1,104.70	14.09	1,011.41	13.47
Class C	1,000.00	2.70	1,105.60	14.10	1,011.41	13.47
Class D	1,000.00	2.69	1,105.60	14.04	1,011.46	13.42
Class I	1,000.00	1.31	1,113.30	6.86	1,018.30	6.56
Class R	1,000.00	2.16	1,108.10	11.29	1,014.08	10.79

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges. Through at least February 29, 2008, J. & W. Seligman & Co. Incorporated, the Manager, has contractually undertaken to waive its management fee and/or reimburse “other expenses” (i.e. those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) that exceed 0.78% per annum of average daily net assets. No reimbursement was necessary for the six-month period ended April 30, 2007.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period November 1, 2006 to April 30, 2007, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments (unaudited)
April 30, 2007

	Shares	Value
Common Stocks 98.5%
Aerospace and Defense 2.1%
AeroVironment*	40,500	$866,700
Ceradyne*	13,388	787,884
		1,654,584
Air Freight and Logistics 1.3%
UTI Worldwide	43,229	1,014,585
Biotechnology 4.3%
Bioenvision*	142,700	475,191
Cubist Pharmaceuticals*	64,083	1,374,580
Human Genome Sciences*	62,700	675,279
Maxygen*	47,100	505,383
ZymoGenetics*	30,380	454,485
		3,484,918
Capital Markets 7.1%
Affiliated Managers Group*	5,255	618,146
Apollo Investment	36,893	810,539
Evercore Partners (Class A)	19,200	555,648
GFI Group*	12,183	843,673
Investment Technology Group*	30,000	1,135,200
Lazard	20,608	1,115,923
Waddell & Reed Financial	25,900	627,298
		5,706,427
Chemicals 2.6%
Cytec Industries	17,575	964,867
Zoltec*	35,900	1,092,796
		2,057,663
Commercial Banks 0.4%
Signature Bank*	11,300	355,498
Commercial Services and Supplies 10.6%
American Reprographics*	25,000	830,000
Corrections Corporation of America*	15,672	890,170
Diamond Management and Technology Consultants	63,439	719,398
FTI Consulting*	33,100	1,217,087
The GEO Group*	25,500	1,305,600
Huron Consulting Group*	23,891	1,446,600
PeopleSupport*	67,546	849,053
Resources Connection*	40,930	1,234,858
		8,492,766

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2007

	Shares	Value
Communications Equipment 3.1%
F5 Networks*	13,400	$1,028,852
Foundry Networks*	54,400	822,528
Ixia*	73,400	629,772
		2,481,152
Computers and Peripherals 1.4%
Emulex*	24,800	520,304
Palm*	36,600	617,808
		1,138,112
Construction and Engineering 0.9%
Chicago Bridge & Iron (NY shares)	19,876	688,306
Diversified Financial Services 0.9%
Nasdaq Stock Market*	21,000	683,760
Diversified Telecommunication Services 1.2%
Time Warner Telecom*	46,900	961,450
Electronic Equipment and Instruments 3.5%
Daktronics	43,500	990,930
GSI Group*	69,000	702,420
Itron*	16,504	1,111,379
		2,804,729
Energy Equipment and Services 1.1%
Atwood Oceanics*	6,002	377,526
Universal Compression Holdings*	7,941	528,632
		906,158
Health Care Equipment and Supplies 4.3%
American Medical Systems Holdings*	45,900	813,807
Cytyc*	17,850	628,856
Gen-Probe*	16,000	817,760
I-Flow*	37,400	578,952
Integra LifeSciences Holdings*	13,867	631,919
		3,471,294
Health Care Providers and Services 4.4%
Amedisys*	24,224	759,422
Five Star Quality Care*	97,700	1,075,677
LCA-Vision	6,400	268,608
Pediatrix Medical Group*	25,598	1,460,366
		3,564,073

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2007

	Shares	Value
Hotels, Restaurants and Leisure 6.7%
Buffalo Wild Wings*	4,984	$325,356
Chipotle Mexican Grill*	10,200	665,346
Morgans Hotel Group*	41,867	927,354
Pinnacle Entertainment*	42,100	1,182,168
Texas Roadhouse (Class A)*	75,654	1,106,061
WMS Industries*	30,500	1,215,730
		5,422,015
Insurance 1.5%
American Equity Investment Life Holdings	63,700	869,505
Darwin Professional Underwriters*	13,937	361,805
		1,231,310
Internet Software and Services 5.7%
DealerTrack Holdings*	29,600	976,800
Digital River*	20,000	1,170,600
SAVVIS*	26,900	1,387,233
VistaPrint*	27,251	1,018,642
		4,553,275
IT Services 0.5%
SI International*	14,170	374,938
Life Sciences Tools and Services 1.9%
Nektar Therapeutics*	28,164	348,389
PerkinElmer	50,900	1,231,780
		1,580,169
Machinery 4.1%
Barnes Group	9,300	225,990
Force Protection*	51,278	1,112,733
Kaydon	15,420	732,913
Kennametal	17,825	1,257,732
		3,329,368
Marine 2.5%
American Commercial Lines*	34,956	1,030,153
Kirby*	26,600	1,005,480
		2,035,633

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2007

	Shares	Value
Metals and Mining 1.0%
RTI International Metals*	8,400	$791,868
Oil, Gas and Consumable Fuels 3.3%
Cabot Oil & Gas	19,538	711,574
Helix Energy Solutions Group*	28,292	1,082,452
Quicksilver Resources*	20,500	858,130
		2,652,156
Pharmaceuticals 2.4%
Aspreva Pharmaceuticals*	24,170	546,484
Medicines*	16,800	382,704
Noven Pharmaceuticals*	15,500	362,855
Valeant Pharmaceuticals	36,700	661,334
		1,953,377
Real Estate Investment Trusts 0.5%
CBRE Realty Finance	31,300	405,335
Semiconductors and Semiconductor Equipment 8.3%
Atheros Communications*	22,600	605,454
ATMI*	20,885	645,973
Cymer*	16,373	663,270
FormFactor*	27,430	1,132,585
Integrated Device Technology*	62,450	935,501
Microsemi*	75,622	1,747,624
Varian Semiconductor Equipment Associates*	14,816	983,190
		6,713,597
Software 7.5%
Informatica*	68,264	1,004,846
Nuance Communications*	100,100	1,542,541
Quest Software*	48,700	828,387
Sonic Solutions*	8,126	105,882
THQ*	22,700	757,499
Transaction Systems Architects*	36,200	1,148,626
Witness Systems*	25,140	685,316
		6,073,097

See footnotes on page 11.

Portfolio of Investments (unaudited)
April 30, 2007

	Shares or Principal Amount		Value
Specialty Retail 2.3%
Coldwater Creek*	57,814	shs.	$1,196,750
Jos. A. Bank Clothiers*	16,500		637,560
			1,834,310
Textiles, Apparel and Luxury Goods 1.1%
Warnaco Group*	31,350		886,578

Total Common Stocks (Cost $64,048,513)			79,302,501

Fixed Time Deposit 4.0% (Cost $3,206,000)
Citibank, Nassau 5.19%, 5/1/2007	$3,206,000		3,206,000

Total Investments (Cost $67,254,513) 102.5%			82,508,501

Other Assets Less Liabilities (2.5)%			(2,005,386)

Net Assets 100.0%			$80,503,115

* Non-income producing security.

See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
April 30, 2007

Assets:
Investments, at value
Common stocks (cost $64,048,513)	$79,302,501
Fixed time deposit (cost $3,206,000)	3,206,000
Total investments (cost $67,254,513)	82,508,501
Cash (includes restricted cash of $2,000)	183,989
Receivable for securities sold	1,608,967
Receivable for Capital Stock sold	94,984
Expenses prepaid to shareholder service agent	41,884
Receivable for dividends and interest	6,716
Other	18,290
Total Assets	84,463,331

Liabilities:
Payable for securities purchased	3,316,973
Payable for Capital Stock repurchased	472,120
Management fee payable	63,766
Distribution and service (12b-1) fees payable	34,341
Accrued expenses and other	73,016
Total Liabilities	3,960,216
Net Assets	$80,503,115

Composition of Net Assets:
Capital Stock, at $0.10 par value; (500,000,000 shares authorized; 6,006,024 shares outstanding):
Class A	$358,401
Class B	30,103
Class C	25,075
Class D	153,582
Class I	33,195
Class R	246
Additional paid-in capital	56,537,942
Accumulated net investment loss	(676,377)
Undistributed net realized gain	8,786,960
Net unrealized appreciation of investments	15,253,988
Net Assets	$80,503,115

Net Asset Value Per Share:
Class A ($50,574,935 ÷ 3,584,015 shares)	$14.11
Class B ($3,607,617 ÷ 301,034 shares)	$11.98
Class C ($3,006,613 ÷ 250,748 shares)	$11.99
Class D ($18,407,609 ÷ 1,535,816 shares)	$11.99
Class I ($4,871,972 ÷ 331,955 shares)	$14.68
Class R ($34,369 ÷ 2,456 shares)	$13.99

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended April 30, 2007

Investment Income:
Dividends (net of foreign tax withheld of $279)	$125,332
Interest	51,832
Total Investment Income	177,164
Expenses:
Management fee	378,010
Distribution and service (12b-1) fees	186,596
Shareholder account services	162,501
Registration	44,969
Auditing and legal fees	37,248
Custody and related services	19,380
Shareholder reports and communications	14,648
Directors’ fees and expenses	4,531
Miscellaneous	5,658
Total Expenses	853,541
Net Investment Loss	(676,377)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	8,970,877
Net change in unrealized appreciation of investments	(96,057)
Net Gain on Investments	8,874,820
Increase in Net Assets from Operations	$8,198,443

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended April 30, 2007	Year Ended October 31, 2006
Operations:
Net investment loss	$(676,377)	$(1,476,480)
Net realized gain on investments	8,970,877	11,960,165
Net change in unrealized appreciation of investments	(96,057)	4,370,479
Increase in Net Assets from Operations	8,198,443	14,854,164
Distributions to Shareholders:
Net realized short-term gain on investments:
Class A	(1,273,694)	—
Class B	(128,494)	—
Class C	(75,475)	—
Class D	(557,360)	—
Class I	(113,688)	—
Class R	(460)	—
Total	(2,149,171)	—
Net realized long-term gain on investments:
Class A	(4,233,301)	(1,895,498)
Class B	(427,015)	(321,560)
Class C	(250,850)	(114,088)
Class D	(1,852,447)	(912,914)
Class I	(377,853)	(151,371)
Class R	(1,529)	(269)
Total	(7,142,995)	(3,395,700)
Decrease in Net Assets from Distributions	(9,292,166)	(3,395,700)
Capital Share Transactions:
Net proceeds from sales of shares	2,829,240	2,788,229
Exchanged from associated funds	1,026,948	616,538
Investment of gain distributions	8,460,485	3,113,027
Total	12,316,673	6,517,794
Cost of shares repurchased	(8,275,977)	(19,046,222)
Exchanged into associated funds	(701,150)	(1,972,452)
Total	(8,977,127)	(21,018,674)
Increase (Decrease) in Net Assets from Capital Share Transactions	3,339,546	(14,500,880)
Increase (Decrease) in Net Assets	2,245,823	(3,042,416)
Net Assets:
Beginning of period	78,257,292	81,299,708
End of Period (net of accumulated net investment loss of $676,377 and $0, respectively)	$80,503,115	$78,257,292

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Organization and Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

Notes to Financial Statements (unaudited)

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended April 30, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

g.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

Notes to Financial Statements (unaudited)

h.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represent 0.95% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to waive its fee and/or reimburse the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) to the extent they exceed 0.78% per annum of the Fund’s average daily net assets through at least February 29, 2008. As of April 30, 2007, certain expenses previously reimbursed during the six-month period were recovered by the Manager.

For the six months ended April 30, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $2,419 from sales of Class A and Class C shares. Commissions of $14,557 and $1,530 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 2007, fees incurred under the Plan aggregated $60,810, or 0.24% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended April 30, 2007, fees incurred under the Plan, equivalent to 1% per annum (0.99% in the case of Class D) of the average daily net assets of Class B, Class C, and Class D shares, and 0.46% per annum of the average daily net assets of Class R shares, amounted to $20,229, $13,785, $91,717, and $55, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the six months ended April 30, 2007, the Distributor and Seligman Services, Inc. received distribution and service fees of $7,638.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the six months ended April 30, 2007, such charges amounted to $883. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

Notes to Financial Statements (unaudited)

For the six months ended April 30, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $162,501 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of April 30, 2007, the Fund’s potential obligation under the Guaranties is $21,000. As of April 30, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at April 30, 2007, of $241 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. The Fund intends to maintain a committed line of credit. There were no borrowings during the six months ended April 30, 2007.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended April 30, 2007, amounted to $42,378,245 and $48,708,571, respectively.

Notes to Financial Statements (unaudited)

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended April 30, 2007, and will vary from the final tax information as of the Fund’s year end.

At April 30, 2007, the cost of investments for federal income tax purposes was $67,430,646. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $176,133.

The tax basis components of accumulated earnings at April 30, 2007 are presented below. Undistributed ordinary income primarily consists of net short-term capital gains.

Gross unrealized appreciation of portfolio securities	$16,865,550
Gross unrealized depreciation of portfolio securities	(1,787,695)
Net unrealized appreciation of portfolio securities	15,077,855
Undistributed ordinary income	3,581,800
Undistributed long-term capital gains	4,705,157
Total accumulated earnings	$23,364,812

The tax characterization of distributions paid is as follows:
	Six Months Ended April 30, 2007	Year Ended October 31, 2006
Ordinary income	$2,149,171	—
Long-term capital gain	7,142,995	$3,395,700

7.	Capital Share Transactions — Transactions in shares of Capital Stock were as follows:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	111,286	$1,523,362	100,224	$1,338,588
Exchanged from associated funds	24,569	340,664	29,812	398,909
Investment of gain distributions	376,831	4,959,093	140,727	1,730,945
Converted from Class B*	43,119	589,705	180,239	2,408,091
Total	555,805	7,412,824	451,002	5,876,533
Cost of shares repurchased	(333,054)	(4,564,865)	(834,986)	(11,069,098)
Exchanged into associated funds	(29,449)	(406,592)	(83,841)	(1,125,785)
Total	(362,503)	(4,971,457)	(918,827)	(12,194,883)
Increase (decrease)	193,302	$2,441,367	(467,825)	$(6,318,350)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements (unaudited)

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	9,725	$114,521	19,635	$227,369
Exchanged from associated funds	11,474	135,147	3,504	40,833
Investment of gain distributions	46,470	521,397	27,221	292,897
Total	67,669	771,065	50,360	561,099
Cost of shares repurchased	(49,102)	(573,616)	(127,354)	(1,487,613)
Exchanged into associated funds	(10,382)	(121,156)	(21,747)	(250,811)
Converted to Class A*	(50,557)	(589,705)	(206,594)	(2,408,091)
Total	(110,041)	(1,284,477)	(355,695)	(4,146,515)
Decrease	(42,372)	$(513,412)	(305,335)	$(3,585,416)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	38,796	$450,837	15,778	$186,032
Exchanged from associated funds	17,023	200,902	5,208	57,021
Investment of gain distributions	25,233	283,115	8,916	96,022
Total	81,052	934,854	29,902	339,075
Cost of shares repurchased	(28,421)	(330,978)	(45,067)	(513,021)
Exchanged into associated funds	(3,482)	(43,176)	(12,997)	(149,356)
Total	(31,903)	(374,154)	(58,064)	(662,377)
Increase (decrease)	49,149	$560,700	(28,162)	$(323,302)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	19,747	$230,995	43,400	$505,883
Exchanged from associated funds	29,617	350,235	9,427	112,617
Investment of gain distributions	196,377	2,203,351	78,208	841,523
Total	245,741	2,784,581	131,035	1,460,023
Cost of shares repurchased	(193,636)	(2,258,111)	(447,031)	(5,175,055)
Exchanged into associated funds	(11,224)	(130,226)	(38,362)	(446,500)
Total	(204,860)	(2,388,337)	(485,393)	(5,621,555)
Increase (decrease)	40,881	$396,244	(354,358)	$(4,161,532)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	34,544	$494,541	38,314	$519,319
Investment of gain distributions	36,010	491,540	11,995	151,371
Total	70,554	986,081	50,309	670,690
Cost of shares repurchased	(39,286)	(548,407)	(58,369)	(792,804)
Increase (decrease)	31,268	$437,674	(8,060)	$(122,114)
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,084	$14,984	797	$11,038
Exchanged from associated funds	—	—	535	7,158
Investment of gain distributions	152	1,989	22	269
Total	1,236	16,973	1,354	18,465
Cost of shares repurchased	—	—	(675)	(8,631)
Increase	1,236	$16,973	679	$9,834

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements (unaudited)

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Frontier Fund, Inc.).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, Seligman Advisors, Inc. and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims

Notes to Financial Statements (unaudited)

and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions, if any. Total returns do not reflect any taxes or sales charges, and are not annualized for periods of less than one year.

Class A
		Year Ended October 31,
	Six Months Ended 4/30/07	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$14.29	$12.36	$12.17	$11.49	$8.83	$10.65
Income (Loss) from Investment Operations:
Net investment loss	(0.10)	(0.21)	(0.21)	(0.21)	(0.18)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.55	2.64	0.40	0.89	2.84	(1.66)
Total from Investment Operations	1.45	2.43	0.19	0.68	2.66	(1.82)
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—	—
Net Asset Value, End of Period	$14.11	$14.29	$12.36	$12.17	$11.49	$8.83
Total Return	10.97%	20.29%	1.56%	5.92%#	30.12%	(17.09)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$50,575	$48,470	$47,699	$61,326	$70,355	$60,490
Ratio of expenses to average net assets	1.94%†	1.97%	2.01%	2.06%	2.27%	1.93%
Ratio of net investment loss to average net assets	(1.49)%†	(1.60)%	(1.70)%	(1.75)%	(1.91)%	(1.59)%
Portfolio turnover rate	54.35%	91.67%	96.04%	83.73%	124.34%	91.00%

See footnotes on page 27.

Financial Highlights (unaudited)

Class B
		Year Ended October 31,
	Six Months Ended 4/30/07	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$12.42	$10.88	$10.80	$10.28	$7.96	$9.67
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.27)	(0.27)	(0.27)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.32	2.31	0.35	0.79	2.55	(1.48)
Total from Investment Operations	1.19	2.04	0.08	0.52	2.32	(1.71)
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—	—
Net Asset Value, End of Period	$11.98	$12.42	$10.88	$10.80	$10.28	$7.96
Total Return	10.47%	19.43%	0.74%	5.06%#	29.15%	(17.68)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,608	$4,264	$7,060	$13,393	$17,977	$16,199
Ratio of expenses to average net assets	2.70%†	2.73%	2.76%	2.82%	3.03%	2.69%
Ratio of net investment loss to average net assets	(2.25)%†	(2.36)%	(2.45)%	(2.51)%	(2.67)%	(2.35)%
Portfolio turnover rate	54.35%	91.67%	96.04%	83.73%	124.34%	91.00%

Class C
		Year Ended October 31,
	Six Months Ended 4/30/07	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$12.42	$10.89	$10.81	$10.28	$7.95	$9.66
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.27)	(0.27)	(0.27)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.33	2.30	0.35	0.80	2.56	(1.48)
Total from Investment Operations	1.20	2.03	0.08	0.53	2.33	(1.71)
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—	—
Net Asset Value, End of Period	$11.99	$12.42	$10.89	$10.81	$10.28	$7.95
Total Return	10.56%	19.31%	0.74%	5.16%#	29.31%	(17.70)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,007	$2,505	$2,501	$2,832	$2,758	$1,484
Ratio of expenses to average net assets	2.70%†	2.73%	2.76%	2.82%	3.03%	2.69%
Ratio of net investment loss to average net assets	(2.25)%†	(2.36)%	(2.45)%	(2.51)%	(2.67)%	(2.35)%
Portfolio turnover rate	54.35%	91.67%	96.04%	83.73%	124.34%	91.00%

See footnotes on page 27.

Financial Highlights (unaudited)

Class D
		Year Ended October 31,
	Six Months Ended 4/30/07	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$12.42	$10.88	$10.80	$10.27	$7.95	$9.66
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.27)	(0.27)	(0.27)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.33	2.31	0.35	0.80	2.55	(1.48)
Total from Investment Operations	1.20	2.04	0.08	0.53	2.32	(1.71)
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—	—
Net Asset Value, End of Period	$11.99	$12.42	$10.88	$10.80	$10.27	$7.95
Total Return	10.56%	19.43%	0.74%	5.16%#	29.18%	(17.70)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$18,408	$18,563	$20,120	$28,871	$33,455	$31,325
Ratio of expenses to average net assets	2.69%†	2.72%	2.76%	2.82%	3.03%	2.69%
Ratio of net investment loss to average net assets	(2.24)%†	(2.35)%	(2.45)%	(2.51)%	(2.67)%	(2.35)%
Portfolio turnover rate	54.35%	91.67%	96.04%	83.73%	124.34%	91.00%

See footnotes on page 27.

Financial Highlights (unaudited)

Class I
		Year Ended October 31,
	Six Months Ended 4/30/07	2006	2005	2004	2003	11/30/01* to 9/30/02

Per Share Data:
Net Asset Value, Beginning of Period	$14.76	$12.67	$12.39	$11.62	$8.88	$11.34
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.13)	(0.13)	(0.13)	(0.13)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.61	2.72	0.41	0.90	2.87	(2.38)
Total from Investment Operations	1.55	2.59	0.28	0.77	2.74	(2.46)
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—	—
Net Asset Value, End of Period	$14.68	$14.76	$12.67	$12.39	$11.62	$8.88
Total Return	11.33%	21.08%	2.26%	6.63%#	30.86%	(21.69)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,872	$4,439	$3,913	$4,497	$3,931	$2,343
Ratio of expenses to average net assets	1.31%†	1.33%	1.33%	1.34%	1.72%	1.21	%†
Ratio of net investment loss to average net assets	(0,86)%†	(0.96)%	(1.02)%	(1.03)%	(1.38)%	(0.87	)%†
Portfolio turnover rate	54.35%	91.67%	96.04%	83.73%	124.34%	91.00	%øø
Without expense reimbursement:ø
Ratio of expenses to average net assets						1.27	%†
Ratio of net investment loss to average net assets						(0.93	)%†

See footnotes on page 27.

Financial Highlights (unaudited)

Class R
		Year Ended October 31,
	Six Months Ended 4/30/07	2006	2005	2004	4/30/03* to 10/31/03

Per Share Data:
Net Asset Value, Beginning of Period	$14.20	$12.30	$12.17	$11.48	$9.13
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.25)	(0.25)	(0.24)	(0.11)
Net realized and unrealized gain on investments and foreign currency transactions	1.54	2.65	0.38	0.93	2.46
Total from Investment Operations	1.42	2.40	0.13	0.69	2.35
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net Asset Value, End of Period	$13.99	$14.20	$12.30	$12.17	$11.48
Total Return	10.81%	20.14%	1.07%	6.01%#	25.74%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$34	$17	$7	$71	$2
Ratio of expenses to average net assets	2.16%†	2.23%	2.25%	2.32%	2.48	%†
Ratio of net investment loss to average net assets	(1.71)%†	(1.86)%	(1.94)%	(2.01)%	(2.17	)%†
Portfolio turnover rate	54.35%	91.67%	96.04%	83.73%	124.34	%‡

*	Commencement of offering of shares.

†	Annualized.

ø	The Manager reimbursed certain expenses for the period presented.

øø	For the year ended October 31, 2002.

‡	For the year ended October 31, 2003.

#	Excluding the effect of certain payments received from the Manager in 2004, total returns for Classes A, B, C, D, I and R would have been 5.85%, 4.99%, 5.09%, 5.09%, 6.56%, and 5.94%, respectively.

See Notes to Financial Statements.

Matters Relating to the Directors’
Consideration of the Continuance
of the Management Agreement

The directors of Seligman Frontier Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings, the directors had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection

Matters Relating to the Directors’
Consideration of the Continuance
of the Management Agreement

with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. They reviewed a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a current list of firms providing third-party research and brokerage to the Manager. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and

Matters Relating to the Directors’
Consideration of the Continuance
of the Management Agreement

receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund. The directors concluded that the fall-out benefits realized by the Manager from its relationship with the Fund were appropriate.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed performance information for the Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2006.

The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Small-Cap Growth Funds Average, the Russell 2000 Growth Index, and a group of competitor funds selected by the Manager. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives. The directors noted that the Fund’s results were below each benchmark for the five-year period, but showed improvement over the course of the most recent period. For the first nine months of 2006, the Fund’s results were significantly above its benchmarks. The Manager noted that the leadership of the team managing the Fund had changed in 2006. Taking into account the Manager’s efforts to improve the Fund’s performance and the favorable results in the recent period, the directors concluded that the Fund’s investment results over time had been satisfactory.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Fund.

The Manager manages accounts for institutional clients with investment objectives similar to those of the Fund. The management fee rates payable by those institutional clients are lower, and in some cases much lower, than the rates paid by the Fund. The Manager reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. The Manager also noted that since open-end funds, such as the Fund, are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The directors compared the Fund’s management fee rate to the rates paid by a subset of funds, with assets more closely comparable to those of the Fund, in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was lower than the average but slightly higher than the median for the peer group.

Matters Relating to the Directors’
Consideration of the Continuance
of the Management Agreement

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. The Manager explained the relatively high expense ratio was due principally to the Fund’s small size and large number of relatively small accounts and high volume of purchase and redemption activity. The directors noted that since March 2005 the Manager had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified percentage of average daily net assets. The directors and the Manager discussed alternatives to increase the asset base, including merging the Fund with another fund in the Seligman Group of Companies. The Manager stated its view that the Fund’s improving performance has the potential to improve the marketability of the Fund and attract new assets. The directors concluded that the Fund’s expense ratio was understandable given the Fund’s particular circumstances and the other factors considered.

Economies of Scale

The directors noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels, although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Board of Directors

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

John F. Maher 1, 3

- Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2, 3

- Attorney
- Trustee, The Geraldine R. Dodge Foundation

William C. Morris

- Chairman and Director, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Director, Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Director, Seligman Advisors, Inc. and Seligman Services, Inc.
- Chairman, Seligman Data Corp.

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris

Chairman

Brian T. Zino

President and Chief Executive Officer

Michael J. Alpert

Vice President

Eleanor T.M. Hoagland

Vice President and Chief Compliance Officer

Thomas G. Rose

Vice President

Lawrence P. Vogel

Vice President and Treasurer

Frank J. Nasta

Secretary

32

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

____________

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Go paperless —
sign up for E-Delivery
at www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the investment objectives, risks, charges and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQF3 4/07

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	June 29, 2007

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	June 29, 2007

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.